SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 1, 2000




                         SENIOR HOUSING PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



        Maryland                   001-15319                     04-3445278
    (State or other         (Commission file number)           (IRS employer
    jurisdiction of                                          identification no.)
     incorporation)

 400 Centre Street, Newton, Massachusetts                           02458
 (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: 617-796-8350

Item 5.  Other Events.

         Senior Housing Properties Trust, with certain of its wholly-owned subsidiaries (collectively, the "Company"), have closed their separate bankruptcy settlement transactions with Mariner Post-Acute Networks, Inc. and its subsidiaries (collectively, "Mariner") and with Integrated Health Services, Inc. and its subsidiaries (collectively, "IHS"). The Mariner settlement transaction was approved by the bankruptcy court in Mariner's Chapter 11 proceeding on June 29, 2000, and was closed on July 5, 2000. The IHS settlement transaction was approved by the bankruptcy court in IHS' Chapter 11 proceeding on July 7, 2000, and was closed on July 13, 2000. The full implementation of each of these transactions, however, awaits receipt by the Company of healthcare licenses permitting the Company to operate the affected facilities.

         Description of the Mariner settlement:
         -------------------------------------

         The principal features of the settlement transaction with Mariner are as follows:

o Mariner has assigned and surrendered to the Company its interest in all of the leases between the Company, as lessor, and Mariner, as lessee. This affects 26 nursing facilities. The Company has transferred five of these properties to Mariner outright. Mariner will continue to operate these properties for its own account. 17 properties will (subject to receipt of necessary healthcare licenses) be operated for the account of the Company (with economic effect from July 1, 2000). Of the remaining four properties, Mariner had previously subleased three properties to Healthquest, Inc., and had subleased the other property to Covenant Care California, Inc. These subtenants continue to occupy these properties under their respective subleases and to operate the related nursing facilities. The following table identifies the Mariner properties being transferred to Mariner or returned to the Company:

         Location                          Property Type
         --------                          -------------
         Transferred to Mariner:
         Concord, NC                       Nursing Home
         Wilson, NC                        Nursing Home
         Winston-Salem, NC                 Nursing Home
         Newport Beach, CA                 Nursing Home
         Tarzana, CA                       Nursing Home

         Returned to Company:
         Phoenix, AZ                       Nursing Home
         Yuma, AZ                          Nursing Home
         Yuma, AZ                          Congregate Care
         Fresno, CA (1)                    Nursing Home
         Lancaster, CA                     Nursing Home
         Stockton, CA                      Nursing Home
         Thousand Oaks, CA                 Nursing Home
         Van Nuys, CA                      Nursing Home
         Lakewood, CO                      Nursing Home
         Littleton, CO                     Nursing Home

         Location                          Property Type
         --------                          -------------
         Huron, SD (2)                     Nursing Home
         Huron, SD (2)                     Congregate Care
         Sioux Falls, SD (2)               Nursing Home
         Brookfield, WI                    Nursing Home
         Clintonville, WI                  Nursing Home
         Clintonville, WI                  Nursing Home
         Madison, WI                       Nursing Home
         Milwaukee, WI                     Nursing Home
         Milwaukee, WI                     Nursing Home
         Pewaukee, WI                      Nursing Home
         Waukesha, WI                      Nursing Home

         ---------------------------------
         (1) Subject to a sublease with Covenant Care California, Inc., as sublessee
         (2) Subject to subleases with Healthquest, Inc., as sublessee

o The Company retained for its own account $15 million of cash, 1,000,000 shares of common shares of beneficial interest, $0.01 par value, of HRPT Properties Trust, a Maryland real estate investment trust, and 100,000 of the Company's common shares, which had previously been pledged to the Company to secure Mariner's lease obligations and related guarantees.

o The Company released Mariner from its obligations under all existing leases and related documents (including unpaid rent and liquidated damages payable under the Mariner leases). In addition, the Company released Mariner from all claims by the Company (and Mariner in turn released the Company from all claims by Mariner), to the extent such claims arise out of an event or condition that occurred or was in existence prior to the closing of the Mariner settlement.

o The Company has agreed to pay Mariner a monthly fee in respect of certain management/transition services that Mariner has agreed to provide in respect of the operation of each of the facilities. For each facility, the fee is equal to a certain percentage of net patient revenues. The percentage for each facility is initially 5%, but this percentage will reduce, pursuant to a schedule, as the Company (or Five Star Quality Care, Inc. (see below) on the Company's behalf) takes over responsibility for these services from Mariner. Mariner's servicing fee will be paid through a dollar-for-dollar reduction of the Company's agreed claim in Mariner's Chapter 11 proceeding ($1,200,000), until that claim is reduced to zero. The parties have agreed that Mariner's servicing fee will not be less than $400,000 in each of the first three months of the term of this servicing arrangement, and that the aggregate amount of the servicing fee will not, in any event, be less than the Company's agreed claim.

         Mariner  holds  the  healthcare  licenses  for  17 of  the  21  nursing
facilities  that  it  is   relinquishing   to  the  Company  in  the  settlement
transaction. The Company is in the process of applying for new healthcare licenses to permit it to operate these facilities. No assurance can be given that all such licenses can be obtained. Pending re-licensing, these properties are being operated by Mariner and managed on behalf of Mariner by Five Star Quality Care, Inc., a Delaware corporation ("Five Star") pursuant to interim lease and management agreements with the existing Mariner licenseholders. The Company also intends to enter into a management agreement with Five Star pursuant to which, among other things, Five Star will manage the properties for the Company following relicensing. Information regarding Five Star and a summary of the proposed management agreement between the Company and Five Star are set out below under the caption "Management of Properties by Five Star."

         Description of the IHS settlement:
         ---------------------------------

         The IHS settlement affects the 27 nursing facilities owned by the Company and originally leased to (or for the account of) IHS, and the 12 nursing facilities originally owned by IHS and mortgaged to the Company. The principal features of the settlement transaction with IHS are as follows:

o The leases for 22 of the nursing facilities leased to (or for the account of) IHS have been terminated, and these properties will (subject to receipt of necessary healthcare licenses) be operated for the account of the Company (with economic effect from July 1, 2000). Three of these facilities are located in Connecticut and were leased to Advisors Healthcare Group, Inc., a Delaware corporation ("Advisors"), which holds the healthcare licenses for these facilities. IHS managed the Connecticut facilities on behalf of Advisors pursuant to management agreements with Advisors. IHS also guaranteed the obligations of Advisors under its leases with the Company. All of the capital stock of Advisors is owned by Gerard Martin and Barry Portnoy, each of whom is a Managing Trustee of Senior Housing Properties Trust and also a Director and 50% owner of REIT Management & Research Inc., the Company's advisor. Both the management agreements with IHS and the leases with Advisors were terminated in connection with the closing of the settlement transaction.

o IHS is relinquishing its right to operate four nursing facilities located in Massachusetts that it had operated under leases from the Company. IHS had assumed the obligations of Horizon/CMS HealthCare Corporation, as tenant of the Company under these leases. Horizon/CMS HealthCare Corporation, however, was not released from its obligations under these leases by virtue of such assumption, and will continue as tenant.
     HEALTHSOUTH Corporation has guaranteed the obligations of Horizon/CMS HealthCare Corporation under these leases.

o One of the original 27 leased facilities (located in Canonsburg, Pennsylvania) will continue to be leased by IHS from the Company pursuant to an amended lease agreement between IHS, as tenant and the Company, as landlord. IHS will continue to operate this property for its own account. This lease will have a ten-year term, and will be renewable for three additional ten-year terms at fair market rent. Rent is set at $1.2 million a year during the initial ten-year term (adjusted for increases in CPI after January 1, 2003). Rent was payable from January 1, 2000, and IHS paid rental installments for the months January through July at the closing of the settlement transaction.

o IHS has conveyed to the Company title to 11 of the 12 nursing facilities that it had mortgaged to the Company. These 11 nursing facilities will (subject to receipt of necessary healthcare licenses) be operated for the account of the Company (with economic effect from

     July 1, 2000). The Company released its mortgage (securing a $19,500,000 original principal amount note) on the remaining mortgaged facility (located in Slidell, Louisiana). IHS will continue to own and operate that property for its own account.

o The Company released IHS from its obligations under all existing leases, management agreements and mortgage documents (including unpaid rent and interest, the principal amounts of the mortgage loans secured by the IHS mortgaged properties and liquidated damages payable under the IHS leases). In addition, the Company released IHS from all claims by the Company (and IHS in turn released the Company from all claims by IHS), to the extent such claims arise out of an event or condition that occurred or was in existence prior to the closing of the IHS settlement.

o As additional consideration, IHS conveyed title to six skilled nursing facilities located in Nebraska and a skilled nursing facility and an intermediate care facility located in Iowa (plus an improved but unlicensed property located in Aurora, Nebraska) to subsidiaries of the Company. Due to REIT tax considerations, each of these new properties have been acquired by corporations that are 99% owned (on a non-voting basis) by the Company. Gerard Martin and Barry Portnoy own the remaining 1% of the (voting) capital stock of each of these corporations. In addition, IHS also conveyed to the Company title to a skilled nursing facility located in North Andover, Massachusetts, together with IHS' interest as landlord of the North Andover property under a lease with Horizon/CMS HealthCare Corporation, as tenant. The initial term of this lease extends to June 30, 2005, with two optional renewal terms of 10 years each. Minimum Rent under this lease is payable in monthly installments of $130,297. Percentage rent is payable under this lease in an amount equal to 3% of the excess of net patient revenues for the twelve months ending May 31 of each year over net patient revenues for the twelve months ended May 31, 2000.

o IHS also paid the Company a total of approximately $3 million for its use and occupancy of the Company leased and mortgaged properties and other claims arising from the date of the IHS bankruptcy filing (February 2, 2000) until June 30, 2000.

o IHS also agreed with the Company to perform management/transition services for a period of up to five months with respect to the nursing facilities formerly operated by IHS, at no additional cost to the Company.

         The following table identifies the IHS properties (existing and new) affected by the bankruptcy settlement:

         Location                                         Property Type
         --------                                         -------------
         Leased Properties Returned to Company:
         Canon City, CO (1)                               Nursing Home/Senior Apartments
         Colorado Springs, CO                             Nursing Home
         Delta, CO                                        Nursing Home
         Grand Junction, CO                               Nursing Home
         Grand Junction, CO                               Nursing Home
         Cheshire, CT                                     Nursing Home

                                      -5-

         Location                                         Property Type
         --------                                         -------------
         Waterbury, CT                                    Nursing Home
         New Haven, CT                                    Nursing Home
         College Park, GA                                 Nursing Home
         Dublin, GA                                       Nursing Home
         Glenwood, GA                                     Nursing Home
         Marietta, GA                                     Nursing Home
         Clarinda, IA                                     Nursing Home
         Council Bluffs, IA                               Nursing Home
         Mediapolis, IA                                   Nursing Home
         Pacific Junction, IA                             Nursing Home
         Winterset, IA (1)                                Nursing Home/Senior Apartments
         Ellinwood, KS                                    Nursing Home
         Tarkio, MO                                       Nursing Home
         Grand Island, NE                                 Nursing Home
         Laramie, WY                                      Nursing Home
         Worland, WY (1)                                  Nursing Home/Senior Apartments

         Leased by the Company to Horizon/CMS HealthCare Corporation:
         Middleboro, MA                                   Nursing Home
         Worcester, MA                                    Nursing Home
         Boston, MA                                       Nursing Home
         Hyannis, MA                                      Nursing Home

         Leased by the Company to Horizon/CMS HealthCare Corporation:
         Leased by Company to IHS:
         Canonsburg, PA                                    Nursing Home

         Mortgaged Properties Conveyed to Company:
         Howell, MI                                       Nursing Home
         Farmington, MI                                   Nursing Home
         Ainsworth, NE                                    Nursing Home
         Ashland, NE                                      Nursing Home
         Blue Hill, NE                                    Nursing Home
         Edgar, NE                                        Nursing Home
         Gretna, NE                                       Nursing Home
         Lyons, NE                                        Nursing Home
         Milford, NE                                      Nursing Home
         Sutherland, NE                                   Nursing Home
         Waverly, NE                                      Nursing Home

         Mortgaged Property Released by Company:
         Slidell, LA                                      Nursing Home

         New Properties Conveyed to Company:
         Campbell, NE                                     Nursing Home

                                      -6-

         Location                                         Property Type
         --------                                         -------------
         Central City, NE                                 Nursing Home
         Columbus, NE                                     Nursing Home
         Exeter, NE                                       Nursing Home
         Palmer, NE                                       Nursing Home
         Utica, NE                                        Nursing Home
         Des Moines, IA                                   Nursing Home
         Glenwood, IA                                     Nursing Home for Mentally Retarded
         North Andover, MA (2)                            Nursing Home

         ------------------------------------------------
         (1)  Two properties are located at each of these locations.
         (2)  Subject to lease to Horizon/CMS HealthCare Corporation, as tenant.

         IHS holds healthcare licenses for 38 of the 46 nursing facilities that have been transferred or relinquished by it in the settlement transaction. The Company is in the process of applying for new healthcare licenses to operate these 38 facilities, as well as the licenses to operate the three Connecticut facilities now licensed to Advisors. No assurance can be given that all such licenses can be obtained. Pending re-licensing, these properties are being operated by IHS and managed on behalf of IHS and Advisors by Five Star pursuant to interim lease and management agreements with the existing IHS licenseholders and Advisors. Information regarding Five Star and a summary of the proposed management agreement between the Company and Five Star are set out below under the caption "Management of Properties by Five Star."

         Management of Properties by Five Star:
         -------------------------------------

         Five Star. Five Star Quality Care, Inc. is a Delaware corporation that was organized in January 2000. Its principal place of business is 400 Centre Street, Newton, Massachusetts, and its telephone number is 617-796-8387. All of the capital stock of Five Star is owned by Gerard Martin and Barry Portnoy, and Messrs. Martin and Portnoy are the sole directors of Five Star. Gerard Martin and Barry Portnoy are each a Managing Trustee of Senior Housing Properties Trust and also a Director and 50% owner of REIT Management & Research Inc., the Company's advisor.

         In the immediate future, the principal activity of Five Star is expected to be to serve as the manager and operator of nursing homes and other properties that are turned over to the Company by its lessees and mortgagors. Five Star is expected to hire, as additional employees, most of the personnel employed in the operation of each nursing facility taken over by it. The principal officers of Five Star are currently Evrett W. Benton, President and Secretary and Ajay Saini, Treasurer. A biographical summary for Messrs. Benton and Saini follows:

         Evrett W. Benton is the President of Five Star. From December 1991 through January 1998, Mr. Benton was the Executive Vice President, Chief Administrative Officer and General Counsel for GranCare, Inc., a publicly-traded long-term healthcare company, which was acquired by Mariner Post-Acute Networks, Inc. in 1998. Prior to December 1991, Mr. Benton was the Managing Partner of the Los Angeles, California office of the law firm Andrews & Kurth.

         Ajay Saini is the Treasurer of Five Star. Mr. Saini has also been the Treasurer and Chief Financial Officer of the Company since its spin-off from HRPT Properties Trust in October 1999. Mr. Saini is also a Vice President of REIT Management & Research, Inc. Mr. Saini has served HRPT Properties Trust,
REIT Management & Research, Inc. and their affiliates in various capacities since June 1990, prior to which he was employed by Ernst & Young LLP. Mr. Saini is a certified public accountant.

         Summary of Management Arrangements. The Company intends to enter into a management agreement with Five Star pursuant to which, among other things, Five Star will coordinate and oversee the activities of the applicable licensee at each relevant facility prior to relicensing, and manage the relevant facility for the Company following the relicensing of the facility. The terms of Five Star's management arrangement with the Company will not be exclusive. Five Star may manage third party facilities that compete with the Company's facilities, and the Company may use other managers as it determines.

         The term of the proposed management agreement will continue through December 31, 2001, subject to termination by either party on 30 days' notice. If neither party terminates, the agreement will automatically renew for successive one-year periods. The termination option may also be exercised on a property-by-property basis.

         For the first 90 days of this management arrangement, Five Star will be entitled to reimbursement of its out of pocket expenses in connection with the performance of its duties, including previously incurred start-up costs.
Thereafter, Five Star's fee will equal 5% of net patient revenues at each managed facility. The Company has agreed to reimburse Five Star for the operating expenses incurred by Five Star (including salaries and benefits of employees located at the nursing facilities, allocable regional staff costs (and, during the first 90 days of the arrangement, salaries and benefits of home office personnel), and the costs of insurance) in connection with its management of each facility. The Company will license and pay for all accounting, clinical procurement and employee time management systems for each managed facility. All accounts receivable of each managed facility will belong to the Company. The Company has agreed to indemnify Five Star for any liabilities incurred by it in connection with its management of the Company facilities, unless arising from the gross negligence or willful misconduct of Five Star. Five Star has agreed to indemnify the Company for any liabilities incurred by the Company arising from the gross negligence or willful misconduct of Five Star in connection with its management of the Company facilities.

                           FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements and information that constitute forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this Form 8-K and include statements regarding the Company's expectations regarding licenses required to operate the facilities described herein and its proposed management arrangements with Five Star, the Company's and Five Star's ability to successfully operate the facilities described herein and other strategies, plans, beliefs and current expectations of the Company's management. These are forward-looking statements and not guaranteed. They are based on our present intentions and on our present expectations and assumptions. These
statements,   intentions,   expectations  and
assumptions involve risks and uncertainties, some of which are beyond our control, that could cause actual results or events to differ materially from those we anticipate. For example, our ability to be licensed to operate the facilities is dependent on actions by governmental agencies over which we have no control, and operation of the facilities will involve number of risks, such as meeting complex governmental regulations and our ability to obtain governmental reimbursements, many of which are beyond our control. Readers should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur. We undertake no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SENIOR HOUSING PROPERTIES TRUST



                              By: /s/ Ajay Saini,
                                      Ajay Saini, Treasurer and Chief Financial
                                                        Officer

Date:  July 31, 2000